                                                                    Exhibit 31.2

                                  CERTIFICATION

I, Anthony J. Miceli, certify that:

1.   I have reviewed this report on Form 10-Q of United Capital Corp.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and  15d-15(e))  for the registrant and we have:

          a.  Designed such disclosure  controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under  our supervision,  to ensure that material  information relating to the registrant, including its consolidated subsidiaries, is made known to us by others  within those  entities,  particularly  during the period in which this report is being prepared;

          b.  Evaluated  the   effectiveness  of  the  registrant's   disclosure
              controls  and   procedures   and  presented  in  this  report  our
              conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period  covered  by this  report based on such evaluation; and

          c.  Disclosed in this report any changes in the registrant's  internal
              control  over  financial   reporting  that  occurred   during  the
              registrant's  most  recent  fiscal  quarter  that  has  materially affected,  or is  reasonably  likely  to  materially  affect,  the registrant's internal control over financial reporting; and

5.   The registrant's  other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          a.  All significant deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting  which are reasonably likely to adversely affect the registrant's ability to record,  process,  summarize and report financial  information;
              and

          b.  Any fraud,  whether or not material,  that involves  management or other  employees who have a significant  role in the  registrant's internal control over financial reporting.

Date:  August 8, 2006

                                              By: /s/ Anthony J. Miceli
                                                 -------------------------------
                                                 Anthony J. Miceli
                                                 Chief Financial Officer